(NASDAQ: STAA) Investor Presentation October 9, 2012 ® “Fastest growing refractive technology in the world.”

FORWARD - LOOKING STATEMENTS All statements in this presentation that are not statements of historical fact are forward - looking statements, including any projections of earnings, revenue, sales, profit margins, cash or other financial items, any statements of the p lan s, strategies, and objectives of management for future operations, any statements regarding new products, including but not limi ted to, expectations for success of the ICL or other products in U.S. or international markets, any statements concerning propose d new products and government approval of new products, services or developments, or other future actions of the FDA or other regulators, any statements regarding expectations for the success of our products in the US and the international markets, th e outcome of product research and development or any clinical study, any statements regarding future economic conditions or performance, the size of market opportunities statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward - looking statements. The risks and uncertainties include our limited capital resources and limited access to financing, the broad discretion of the FDA and other regulators in approving any medical device and the inherent uncertainty that new devices will be approve d, the likelihood of administrative delays, the risk that our global consolidation plans will not yield the expected savings in tax es or cost of goods or expose us to supply interruptions, the negative effect of global recession on sales of products, especially products like the ICL used in non - reimbursed elective procedures, the challenge of managing our foreign subsidiaries, the risk that research and development efforts will not be successful or may be delayed in delivering for launch, the willingness of surgeons and patients to adopt a new product and procedure, and the potential effect of negative publicity about LASIK on the demand for refractive surgery in general in the U.S., and the other factors discussed under the heading “Risk Factors” in our Annual Report on Form 10 - K filed with the SEC on March 8, 2012. STAAR assumes no obligation to update its forward - looking statements to reflect future events or actual outcomes and does not intend to do so. In addition, to supplement the GAAP numbers, we have provided non - GAAP adjusted net income and basic and diluted net income per share information that excludes manufacturing consolidation expenses, gains on foreign currency, fair market value adjustments for warrants and stock - based compensation expense. We believe that these non - GAAP numbers provide meaningful supplemental information and are helpful in assessing our historical and future performance. A table reconciling the GAAP information to the non - GAAP information is included in our financial release and in our slide presentation which can be found in our Form 8 - K filed on August 6, 2012 and also available on our website. ®

STAAR Surgical in 2011 Generated 14% revenue growth Grew Visian ICL sales by 32% 85% gross margin product Expanded Gross Margin 370 bps to 67.5% Gross margin dollars +21% Profitable each quarter and full year ®

First Half 2012 Start Revenue increase of 1%, slower than expected Grew Visian ICL sales by 13% Expanded GM% to 69.8% (+400 bps) GAAP loss of $259k, non - GAAP income of $2.4M Accomplished manufacturing consolidation milestones without customer disruption in supply or quality ®

STAAR Positioned for Strong Top Line and Bottom Line Growth Two Large M arket O pportunities Sustainable Competitive Advantages New product offerings in 2012 Robust New Product Pipeline Strong Balance Sheet Mfg. consolidations lead to big savings starting in 2014 ®

Intraocular Lens Focus Only Lenses Placed within the Eye Cataract IOL Refractive ICL 55% of sales 1 st H 42% of sales 1 st H ®

STAAR’s Value Driver The Visian ICL In 2011 $32 million sales/$60M to end customer Growth rate 13% 1 st H 2012 85% Gross Margins New Product Launches $3 Billion Addressable Market Currently about 2% Market Share 10% average share in Focused Markets would yield nearly $300M of end customer revenues ®

Visian ICL ® Premium Product Premium Result Implantable Collamer Lens better known as “the I mplantable Contact Lens ” Made from a proprietary material called Collamer® Corrects myopia (nearsightedness) inability to see far Toric ICL version corrects both myopia and astigmatism (blurred due to inability to focus) ®

Visian ICL Competitive Landscape STAAR is the market leader in this segment >70% Unit Market Share/85% Dollar Share Only Posterior Lens Approach Other players (Anterior Phakic Lens): Abbott (AMO) / Ophtec Novartis ( Alcon ) The Big Guys are in the WRONG Place and heavily invested in LASIK! LASIK is the Real Competition ®

ICL vs. LASIK Small micro incision Adds a lens into the eye Permanent but removable No induced dry eye Future options preserved Incision over 1 inch - long Burns material away Cannot be reversed Potential dry eye induced May reduce future options Plus eyes in which LASIK is contraindicated . ®

Visian ICL Revenue Gains

Increase of 13% YTD



Millions $
10
9
8
7
6
5
4
3
2
1
0
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212

STAAR SURGICAL

Targeted ICL Market Results First Half Results 2010 - 12 1H 2010 1H 2011 1H 2012 ® Transition to Direct Sales Model has short term affect. (21%) vs. (3%)

New Visian V4b ICL More Than Doubles Market of Treatable Patients V4b has the widest approval of any refractive option Can treat all LASIK eligible patients and MORE Available in all CE Marked countries Other markets gain expanded range on V4c approval ® 0% 10% 20% 30% 40% 50% 60% 70% 0.01 0.05 0.27 0.67 0.42 0.42 0.08 0.04 0.04 > +6 +2 to +6 +1 to +2 < +1 < -1 -1 to -4 -4 to -6 -6 to -10 >-10 Hyperopic Myopic

New Visian V4c ICL

During Q2-61% of ICLs in Europe (7,000 implanted)

- CentraFLOW™ technology restores natural aqueous flow within the eye utilizing the KS-AquaPORT™
- Eliminates a procedure & visit (LASIK-like)
- Economics better for the surgeon
- Premium of 10% on price of V4c
- Over 100 presentations on ICL during ESCRS






Clearly More Simple.
The New Visian ICL®
with CentraFLOW Technology™

STAAR® SURGICAL

Visian Toric ICL Approved in Japan Nov. 2011 Estimated 325,000 refractive procedures with very high rate of myopia and astigmatism Surgeons at Shinagawa and Optical Express began prescribing the V4c during Q3 Prevalence of: Japan ROW Myopia 40% 15% to 28% Astigmatism 50% 30% Sources: The Global Refractive Surgery Market by Market Scope December 2011 The Tajima Study 2007 ® Japan 1H 2010 1H 2011 1H 2012

2012 Targeted Visian ICL Markets Market 2011 Total Ref. Proc. 2011 Ref. Proc. ∆ 2011 ICL ∆ TICL Approval V4c Approval ICL Share Ref. Proc. China * 1,003,000 +11% +84% 2008 2013 .7% U.S. * 763,000 +6% (1%) 2012?? 2013 .8% Japan * 325,000 (13%) +167% 2011 2014 .4% Latin Am * 219,000 +3% +8% 2012 2012 1.3% Spain * 155,000 +5% +5% 2002 2011 3.3% India * 141,000 +4% +36% 2007 2013 3.5% S. Korea * 140,000 +23% +34% 2005 V4b /2013 13.4% Italy * 129,000 +8% (2%) 2002 2011 0.3% Germany 120,000 +8% +52% 2002 2011 1.1% U.K. 120,000 +8% +22% 2002 2011 .2% M East * 64,000 +1% +54% 2005 2012 7.5% Source: The Global Refractive Surgery Market by Market Scope December 2011 . *Adding Sales and Marketing direct employees in 2012. ®

What ICL Innovation & Pipeline Means ? V4b Q1 2011 Expanded Range V4c Q1 2012 CentraFLOW Technology V5 First Half 2013 Preloaded ICL V6 Second Half 2014 Multifocal/MF Toric/more sizing friendly ® Allows treatment of virtually all myopic patients. Eliminates a step in the current procedure. More convenient, less procedure time, no delivery issues. 0% 10% 20% 30% 40% 50% 60% 70% 0.01 0.05 0.27 0.67 0.42 0.42 0.08 0.04 0.04 > +6 +2 to +6 +1 to +2 < +1 < -1 -1 to -4 -4 to -6 -6 to -10 >-10 Hyperopic Myopic Expands market and reduces sizing related challenges .

Consumer Awareness Campaigns in Korea Expanded Market Share from 5% to 13.4% in 5 Years How to duplicate results in additional markets? Subway Signage Began in 2006 Radio Ads Began in 2007 Bus Wraps Began in 2009 Movie Theater Commercials in 2011 ®

Consumer Awareness A ctivities Online Marketing Objectives ICL Awareness, Adoption, Evangelism Online Advertising Acquire traffic and interested patients New Consumer Oriented ICL website Direct patient interest to ICL surgeons Practice development ICL in office displays Staff training ®

ICLs Rap with Black Eyed Peas Allen Pindea Lindo, Jr., better known as apl.de.ap recently had Visian ICLs implanted Link to Good Morning America segment from July 26 th where his procedure was highlighted: http ://abcnews.go.com/blogs/entertainment/20 12/07/black - eyed - peas - apl - de - ap - gets - vision - back - with - life - changing - surgery / Link to Visian ICL blog within hours ®

What STAAR Support Brings? Consumer Awareness Initiatives Practice Management Programs Clinical Support ® Drives patient to ICL Technology & Surgeons. Enables practices to better manage refractive patients. Provides surgeons with ICL clinical based evidence.

Glasses Contacts RK PRK LASIK ICL RK: Started in 1978, peaked in 1994 . PRK: Started in 1984, peaked in 2006 . LASIK: Started in 1989, Has LASIK peaked?? LASIK procedures losing share in major markets. Visian ICL: Over 300,000 ICLs implanted world wide. Gaining share in major markets . Source: The Global Refractive Surgery Market by Market Scope December 2011 . The ICL Technology Era Beginning? ®

Cataract IOL 20.7 million IOLs to be implanted in 2012 (22.6M 2020) The Big Three hold 74% market share Alcon (Novartis), AMO (Abbott), B&L (Private) STAAR Strategy Focused on only the higher margin premium IOLs Focused only in markets that generate a fair profit Source: The Global IOL Market by Market Scope May 2012 Large & Growing Market Tough Competitive Landscape ®

Unique Collamer ® Material Proprietary hydrophilic material produces superior quality of vision (competitive advantage) 40% water content produces: Reduced glare or halo effect Free from glistenings Four active material patents (first expires 2015 with some blocking patents till 2017) M anufacturing know - how much more important (18 yrs ) We make our own raw material for Collamer Highly regulated area in both mfg. and pathway to approval Preliminary CAST data suggests “accommodation” potential ®

CAST Preliminary Findings Distance Vision : All cataract patients see very well at far distance Near Vision : Usually require reading glasses nanoFLEX SUPERIOR to all Standard IOLs Intermediate Vision : Usually require glasses for laptop nanoFLEX SUPERIOR to ALL IOLs, both Standard and Premium ®

New IOLs Introduced at ESCRS nanoFLEX Toric IOL in Europe Premium product with very good margins Will allow profitable entry to new markets Collamer provides competitive advantage Trials of IOL began in September Preloaded KS - SP in Europe and Japan Single piece acrylic preloaded IOL Initial trials have produced excellent results There are supply limits on product till Q1 2013 ®

STAAR IOL Product Pipeline

Product	R	D	CE	Japan	U.S.
Preloaded Silicone	√	√	√	√	2013
Preloaded 1P Acrylic	√	√	√	√	NP
nanoFLEX IOL	√	√	√	○	√
nanoFLEX Toric	√	○	√	○	2013??
nanoFLEX II	○	○	E 2013	○	2013??
Preloaded nanoFLEX	○	○	L 2013	○	2014
Accommodating IOL	○	○	2013/14	○	○

○= In the planning stage.

STAAR® SURGICAL

2012 1 st H GAAP Results Comparison to 1 st H 2011 ($000’s) 2012 2011 Change Revenue $ 31,451 $ 31,118 +1.1% Gross Profit Dollars $ 21,947 $ 20,490 +7.1% Gross Profit Margin 69.8% 65.8% +400 bps Operating Expenses inc Comet $ 21,833 $ 19,112 +14.2% Operating Income $ 114 $ 1,378 ($1,264) Other Income $ 186 $ 555 ($ 369) Income Taxes $ 559 $ 772 ($ 213) Net Income (loss) ($ 259) * $ 1,161 ($ 1,420 ) ® *Expenses included: Consolidation Expenses were $1.3 million, new hires $0.3 million and distribution change in Spain $0.2 million.

Reconciliation of Non - GAAP Measure 1 st H 2012 vs. 2011 Measure 2012 2011 GAAP net income (loss) ($ 259) $ 1,161 Mfg. consolidation expenses $ 1,252 $ 326 Gain (loss) foreign currency $ 182 ($ 444) Adjustment of warrant value ($ 207) ($ 182) Stock - based compensation exp $ 1,481 $ 807 Adjusted net income $ 2,449 $ 1,668 Adjusted income per share $ 0.06 $ 0.05 ®

Expanding Gross Margins With ICL Product Mix Gains 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2007 2008 2009 2010 2011 Q1 2012 Q2 2012 GM% IOL Mix ICL Mix Gross margins have expanded from 49.0% to 69.3%. Q2 Mix: ICLs at 54.0% and IOLs at 42.5%. ®

New Hires during 2012 Investment in 17 Sales & Marketing Positions ® SALES MKTG Europe 4 1 Asia Pacific 3 North America 4 Global 2 8 6 Fourteen positions already added: 3 new hires remaining: Sales in Europe, Sales in Asia Pacific and Marketing in Asia Pacific

New Product Launches In Process during 2012 ICLs IOLs V4c ICL Q4 2011 to Europe nanoFLEX IOL Q4 2011 to Europe V4 ICL Q4 2011 to Brazil nanoFLEX Toric IOL Q3 2012 to Europe V4 TICL Q4 2011 to Japan KS - SP 1 Piece Preloaded Acrylic 2H 2012 to Europe and Japan ®

Second Half Growth D rivers Key Surgeon meetings focused on Visian ICL North American Visian Excellence Group ICL User’s Meeting, September 6 & 7 (Milano) ESCRS Meeting, September 8 to 12 (Milano) Spanish Society of Ophthalmologists Annual Meeting Introduction of two new IOLs during ESCRS KS - SP in Japan and Europe nanoFLEX Toric IOL in Europe More flexible pricing points for nanoFLEX in U.S. Sales momentum from the 14 new hires in S&M ®

STAAR Balance Sheet Profitable non - GAAP & Generating Cash $1.2M generated from operations 1 st H $17.5M in Cash end of 1 st H Company Debt Free Only a working line of credit in Japan $121M in NOLs (Worth $1 a share) 36 million diluted shares outstanding 1.4 million warrants at approximately $4 ®

Plan to Use our $121M NOLs Consolidate four manufacturing operations to existing U.S. facility Two years to complete with a cost of $6M Spent $1.1M in 2011/$1.3M YTD 2012 Planned spend $2.3M in 2012 Complete by the end of 2013 Over $100M savings in tax & labor from 2014 to 2020 Move effective tax rate: now 50% to 10% in 2014 ®

STAAR’s Pathway to the Future! Continued ICL market penetrations Revenue growth of 20% to 30% 85% Gross Margin New products (V5 and V6) Targeted IOL profitable growth Revenue Growth of 5% to 10% 60%+ Gross Margin New Products (nanoFLEX Toric + Preloaded) Manufacturing Consolidation complete 2014 ®

STAAR View of Future Potential Results Projections in Green ® 2010 2011 2012 2013 2014 2015 Gross Margin % 63.8% 67.5% 71% 74% 78% 80% Op Exp % 68.6% 63.1% * 67% * 60% * 54% 50% EBIT % (6.7%) 4.3% 4% 13% 23% 30% Net Inc % (7.5%) 2.1% 2% 8% 21% 27% * Includes $1.1M in 2011, $2.3M in 2012 and $2.6M in 2013 for mfg. consolidation.

(NASDAQ: STAA) Investor Presentation October 9, 2012 ® “Fastest growing refractive technology in the world.”